                                                                    EXHIBIT 99.3

                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is dated as of ___________, 2002, by and among STAFF LEASING, INC. d/b/a GEVITY HR, a Florida corporation (the "Company"), and Erik Vonk (the "Shareholder").

         WHEREAS, the Company and the Shareholder are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the "Commission") under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act");

         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Shareholder, and the Shareholder desires to acquire from the Company, shares of common stock of the Company, par value $.01 per share (the "Common Stock"); and

         NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter, the Company and the Shareholder hereby agree as follows:

                                   ARTICLE I.
                                PURCHASE AND SALE

         1.1 Purchase and Sale. On the Closing Date (as defined below), subject to the terms and conditions set forth herein, the Company shall issue and sell to the Shareholder and the Shareholder shall purchase from the Company that number of shares of Common Stock (the "Shares") determined by dividing $500,000 (the "Purchase Price") by the closing price per share for the Common Stock on the NASDAQ National Market on the date that the Employment Agreement between the Shareholder and the Company is executed.

         1.2      Closing.

                  a. The Closing. The closing (the "Closing") of the purchase and sale of the Shares shall take place at the offices of the Company located at 600 301 Boulevard West, Suite 202, Bradenton, Florida 34205, on the third business day following the execution hereof or such later date or different location as the parties shall agree, but in no event prior to the date that the conditions set forth in Section 4.1 have been satisfied or waived by the appropriate party (such date of the Closing, the "Closing Date").

                  b. Deliveries Upon Closing. (i) The Shareholder shall deliver to the Company the Purchase Price in United States dollars in immediately available funds to an account or accounts designated in writing by the Company; and (ii) the Company shall deliver to the Shareholder a certificate evidencing the Shares registered in the name of the Shareholder.

                                  ARTICLE II.
                         REPRESENTATIONS AND WARRANTIES

         2.1 Representations and Warranties of the Company. The Company represents and warrants to the Shareholder that the statements contained in this
Section 2.1 are true, correct and complete as of the date hereof, and will be true correct and complete as of the Closing Date (unless specifically made as of another date):

                  a. Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Florida, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted.

                  b. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action by the Company.

                  c. Status of Shares. The Shares have been duly authorized and, upon delivery pursuant to this Agreement, will be validly issued, fully paid and non-assessable shares of Common Stock of the Company, free and clear of any liens or encumbrances.

                  d. Form S-3 Eligibility. The Company is eligible to register the resale of the Shares by the Shareholder under Form S-3 promulgated under the Securities Act and will use its best efforts to remain so eligible for the term of this Agreement.

         2.2 Representations and Warranties of the Shareholder. The Shareholder hereby represents and warrants to the Company as follows:

                  a. Investment Intent. (i) The Shareholder has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Company and making an informed investment decision with respect thereto; (ii) the Shareholder acknowledges receipt of, and has reviewed and evaluated public information available concerning the Company, including, but not limited to, the Company's 2000 Annual Report on Form 10-K, Quarterly Report on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2001, Current Report on Form 8-K dated July 2, 2001 and Current Report on Form 8-K dated October 16, 2001, and has had answered to his satisfaction any and all questions regarding such information (subject to the Shareholder's right to rely upon the accuracy of any written representations and warranties made by the Company to the Shareholder in connection with his purchase of the Shares); (iii) the Shareholder is able to bear the economic and financial risk of his investment in the Shares for an indefinite period of time.

                  b. Accredited Investor. The Shareholder is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

                  c. Investment Intent. The Shareholder will acquire the Shares either (i) for investment for such Shareholder's own account and not with a view to or for offer or sale in connection with any distribution thereof, or
(ii) for resale solely pursuant to an effective registration statement under the Securities Act. The Shareholder understands that the Shares shall not have been registered under the Securities Act prior to or upon his purchase thereof by reason of a specific exemption or exception from the registration requirements of the Securities Act which depends upon, among other things, the accuracy of such Shareholder's representations herein. The Shareholder understands that, until such time as a registration statement for the resale of such Shares is effective, the Shares shall not have been registered or qualified under the Securities Act or the securities or blue sky laws of any state and may be offered and sold only if registered or qualified pursuant to the relevant provisions of the Securities Act and applicable state securities or blue sky laws or upon delivery to the Company of an opinion of counsel as provided in
Section 3.1 that an exemption from such registration or qualification is applicable. The Shareholder further understands that such Shares will be subject to additional restrictions on resale during any Holdback Period (as hereafter defined).

                                  ARTICLE III.
                                OTHER AGREEMENTS

         3.1      Transfer Restrictions.

                  a. Disposition of the Shares. If the Shareholder should decide to dispose of the Shares, the Shareholder understands and agrees that he may do so (1) only pursuant to an effective registration statement under the Securities Act, (2) pursuant to an available exemption from the registration requirements of the Securities Act, (3) to an affiliate of the Shareholder, or
(4) pursuant to Rule 144 promulgated under the Securities Act ("Rule 144"). In connection with any transfer of any Shares other than pursuant to an effective registration statement, Rule 144, to the Company or to an affiliate of the Shareholder, the Company may require the Shareholder to provide to the Company a written opinion of counsel experienced in the area of United States securities laws selected by the Shareholder, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions and reasonably acceptable to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act; provided, however, that if the Shares may be sold pursuant to Rule 144(k), no written opinion of counsel shall be required from the Shareholder if the Shareholder provides reasonable assurances that such security can be sold pursuant to Rule 144(k). Notwithstanding the foregoing, the Company hereby consents to and agrees to register any transfer by the Shareholder to an affiliate of the Shareholder, provided that (i) the transferee certifies to the Company that such transferee is an "accredited investor" as defined in Rule 501(a) under the Securities Act; or (ii) Shareholder delivers to Company a legal opinion, the substance of which shall be reasonably acceptable to the Company, to the effect that the transfer may be effected without registration under the Securities Act. Any such transferee must agree in writing to be bound by the terms of this Agreement and shall have the rights of the Shareholder under this Agreement. The Company shall not require an opinion of counsel in connection with the transfer of the Shares to an affiliate of the Shareholder who executes an agreement to be bound by the terms hereof.

                  b. Legend. The Shareholder agrees to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the
Shares:

                           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
                  REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND ANY APPLICABLE STATE SECURITIES LAW, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. AS PROVIDED IN A SECURITIES PURCHASE AGREEMENT DATED _________, THE COMPANY MAY REQUIRE A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

                  The Shares shall not contain the legend set forth above (i) while a registration statement covering the resale of the Shares is effective under the Securities Act, (ii) if in the written opinion of counsel to the Company experienced in the area of United States securities laws such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) or (iii) if the Shares may be sold pursuant to Rule 144(k). The Company agrees that it will provide the Shareholder, upon request, with a certificate or certificates representing the Shares, free from such legend at such time as such legend is no longer required hereunder. If such certificate or certificates had previously been issued with such a legend, the Company shall, upon request and upon the delivery of the legended certificate(s), reissue such certificate or certificates free of such legend. The Company agrees that following the effective date of the registration statement meeting the requirements set forth in Section 3.3 herein covering the resale of the Shares by the Shareholder or at such time as such legend is no longer required under this Section 3.1, the Company will, no later than three business days following the delivery by the Shareholder to the Company or the Company's transfer agent of a certificate representing Shares issued with a restrictive legend, deliver or cause to be delivered to the Shareholder a certificate representing such Shares that is free from such legend.

         3.2 Stop Transfer Instruction. So long as the Company is entitled to require the legend set forth above on the certificate or certificates representing the Shares, the Company may make a notation on its records or give instructions to any transfer agent of the Company which refers to the restrictions on transfer set forth in Section 3.1.

         3.3      S-3 Registration Statement.

                  a. Preparation of Registration Statement. Upon the written request of the Shareholder, the Company shall, at its own expense, prepare and file with the Commission as soon as reasonably practicable after receipt of such request a Registration Statement on Form S-3 (the "S-3 Registration Statement") to register all or a portion of the Shares for resale by the Shareholder. The Company shall use its reasonable best efforts to cause the S-3 Registration Statement to become effective as promptly as practicable thereafter. The S-3 Registration Statement shall provide that the Shares may be offered and sold by the Shareholder in accordance with the method or methods of distribution elected by the Shareholder and described in the Registration Statement, including without limitation, on a continuous or delayed basis in the future in accordance with Rule 415 under the Securities Act. Such request may not be made unless the Shareholder has a bona fide intent to sell the Shares which are the subject of the request.

                  b. Nasdaq Registration. The Company shall make all necessary filings for the listing of the Shares on the Nasdaq National Market (the "Nasdaq") and shall use all reasonable efforts to obtain such listing. The Company shall also provide to the Shareholder five copies (or such greater number of copies as the Shareholder shall reasonably request) of such prospectus, and any such supplement or amendment to such prospectus, promptly after such S-3 Registration Statement is declared effective or such supplement or amendment is filed.

                  c. Amendments and Supplements to Registration Statement. Subject to Section 3.4, for the period commencing upon the effectiveness of the S-3 Registration Statement and ending upon the expiration of 180 days thereafter or the earlier sale of all of the Shares covered thereby (the "Effective Period"), the Company shall use its reasonable best efforts to keep the S-3 Registration Statement effective and in accordance with applicable law, and to file with the Commission such prospectus supplements and amendments and such post-effective amendments to the S-3 Registration Statement as may be necessary to permit the offer and sale of the Shares covered thereby by the Shareholder according to such plan of distribution as he may desire; provided however, that the Effective Period shall be extended by the number of days equal to the aggregate number of days included in any and all Holdback Periods (as defined below).

         3.4 Holdback Period. The Shareholder agrees that upon receipt of any notice from the Company that any fact or event exists as a result of which the S-3 Registration Statement, the prospectus included therein, or any document incorporated therein by reference contains or may contain any untrue statement of material fact or omits or may omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Shareholder will forthwith discontinue any disposition of any of the Shares in a manner requiring delivery of the prospectus included in the S-3 Registration Statement until (i) the Shareholder has received copies of the supplemented or amended prospectus contemplated by Section 3.1(c), or (ii) the Shareholder has received written advice from the Company that the use of the prospectus contained in the S-3 Registration Statement may be resumed. Prior to the end of any Holdback Period, the Company shall provide to the Shareholder copies of any additional or supplemental filings which are incorporated by reference in such prospectus, and, if so directed by the Company, the Shareholder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Shareholder's possession, of the prospectus covering the Shares current at the time of receipt of such notice. The period from and including the date of the giving of such notice to and including the date when the Shareholder shall have either received copies of the supplemented or amended prospectus or received advice from the Company that the use of the prospectus contained in the S-3 Registration Statement may be resumed is referred to as the "Holdback Period". The Company agrees to use all reasonable efforts to minimize the duration and frequency of any Holdback Periods hereunder to the extent consistent with the Company's financial, strategic, and other business priorities.

         3.5 Registration Procedures. In connection with the obligations of the Company with respect to the S-3 Registration Statement pursuant to Section
3.3 hereof, the Company shall, as expeditiously as possible:

                  a. use its best efforts to register or qualify the Shares under all applicable securities or "blue sky" laws of such jurisdictions of the United States as the Shareholder shall reasonably request in writing by the time the S-3 Registration Statement is declared effective by the Commission and to keep such registrations or qualifications in effect for so long as may be necessary to permit the Shareholder to complete the distribution of Shares pursuant to the S-3 Registration Statement, to cooperate with the Shareholder in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and do any and all other acts and things which may be reasonably necessary or advisable to enable the Shareholder to consummate the disposition of Shares in each such jurisdiction; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.5(a), (ii) file any general consent to service of process, or (iii) take any action which would subject it to taxation in any such jurisdiction if it is not then so subject;

                  b. notify the Shareholder and its counsel promptly and, if requested by the Shareholder or counsel, confirm in writing (i) when the S-3 Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to a registration statement or a prospectus or for additional information after the S-3 Registration Statement has become effective, (iii) of the issuance by the Commission or any state securities authority of any stop-order suspending the effectiveness of the S-3 Registration Statement or the initiation of any proceedings for that purpose, (iv) with respect to the suspension of qualification of the Shares for sale in any jurisdiction or the initiation of nay proceeding for such purpose, (v) of the happening of any event during the Effective Period which makes any statement made in the S-3 Registration Statement or related prospectus misleading or untrue in any material respect or which requires the making of any changes in the S-3 Registration Statement or prospectus in order to make the statements therein not misleading or untrue in any material respect, and (vi) of any determination by the Company that a post-effective amendment to the S-3 Registration Statement would be appropriate;

                  c. make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the S-3 Registration Statement as promptly as practicable and provide immediate notice to the Shareholder of the withdrawal of any such order;

                  d. furnish to the Shareholder, without charge, at least one conformed copy of the S-3 Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested); and

                  e. cooperate with the Shareholder to facilitate the timely preparation and delivery of certificates representing shares to be sold not bearing any restrictive legends and enable such Shares to be in such denominations (consist with the provisions of this Agreement) and registered in such names as the Shareholder may reasonably request at least one (1) business day prior to the closing of any sale of Shares.

         3.6      Indemnification for Securities Matters.

                  a. Indemnification by Company. The Company agrees to indemnify and hold harmless the Shareholder (and any controlling person of the Shareholder within the meaning of the Securities Act) against any and all liability, obligations, fines, penalties, losses, settlements, damages, claims, interest, awards and judgments, costs and expenses (including reasonable attorneys' fees) (collectively, "Losses") insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the S-3 Registration Statement or any prospectus contained therein (including any amendments or supplements thereto), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the Company shall not be liable to the extent that any such Losses arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in connection with any description of the plan of distribution of the Shares in the S-3 Registration Statement or any prospectus contained therein (including any amendments or supplements thereto) provided in writing or approved in writing by the Shareholder, controlling person, or person appointed by the Shareholder to act on his behalf, specifically for use in the prospectus; and provided further, that the indemnification contained in this Section 3.5(a) with respect to any prospectus shall not inure to the benefit of the Shareholder or any controlling person of the Shareholder on account of any Losses arising from the sale of Shares by the Shareholder to any person if a copy of an amended or supplemented prospectus furnished by the Company shall not have been delivered or sent to such person within the time required by the Securities Act and the regulations thereunder and such amended or supplemented prospectus would have cured the defect giving rise to such Losses.

                  b. Indemnification by Shareholder. The Shareholder agrees to indemnify and hold harmless the Company and each of its subsidiaries, affiliates, shareholders, officers, directors, agents, employees, successors and assigns to the same extent as the foregoing indemnity from the Company in subsection (a) above, but only with reference to any description of the plan of distribution of the Shares in the S-3 Registration Statement or any prospectus contained therein (including any amendments or supplements thereto) provided in writing or approved in writing by the Shareholder, controlling person or person appointed by the Shareholder to act on his behalf, specifically for use in the prospectus. The Shareholder shall not be liable under this Section 3.6 for indemnity in an aggregate amount greater than the proceeds to the Shareholder from his sale of Shares under the S-3 Registration Statement.

                  c. Insufficient Indemnity. If the indemnification provided for in this Section 3.6 is unavailable to or insufficient to hold harmless an indemnified party for any reason (other than by reason of exceptions provided in those Sections) in respect of any Losses, then the indemnifying party shall contribute to the aggregate Losses to which the indemnified party may be subject in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and of the indemnifying party on the other, provided that the Shareholder shall not be liable in an aggregate amount greater than the proceeds to the Shareholder from his sale of Shares under the S-3 Registration Statement. If a court of competent jurisdiction shall refuse to allocate Losses based on the relative fault, then the indemnifying party shall contribute to the aggregate Losses to which the indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

                                  ARTICLE IV.
                                   CONDITIONS

         4.1      Closing.

                  a. Conditions Precedent to the Obligation of the Company to Sell the Shares at the Closing. The obligation of the Company to sell the Shares is subject to the satisfaction or waiver by the Company, at or before the Closing Date, of each of the following conditions:

                           (i)      Accuracy of the Shareholder's
Representations and Warranties. The representations and warranties of the Shareholder in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date;

                           (ii)     Performance by the Shareholder. The
Shareholder shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Shareholder at or before the Closing Date; and

                           (iii)    No Injunction. No statute, rule, regulation,
executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  b. Conditions Precedent to the Obligation of the Shareholder to Purchase the Shares at the Closing. The obligation of the Shareholder to acquire and pay for the Shares at the Closing is subject to the satisfaction or waiver by the Shareholder, at or before the Closing Date, of each of the following conditions:

                           (i)      Accuracy of the Company's Representations
and Warranties. The representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects as of the date when made and as of the Closing Date;

                           (ii)     Performance by the Company. The Company
shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or before the Closing Date; and

                           (iii)    No Injunction. No statute, rule, regulation,
executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                                   ARTICLE V.
                                  MISCELLANEOUS

         5.1 Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

         5.2 Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback addressed as follows:

                  If to the Company:

                           Staff Leasing, Inc. d/b/a Gevity HR
                           600 301 Boulevard, Suite 202
                           Bradenton, Florida 34205
                           Attn: Gregory M. Nichols, Esq.

                  With a Copy to:

                           Powell, Goldstein, Frazer & Murphy LLP
                           191 Peachtree Street, 16th Floor
                           Atlanta, Georgia 30303
                           Attn:    G. William Speer, Esq.

                  If to the Shareholder:

                           Mr. Erik Vonk
                           21 Old Mountain Drive
                           Powder Springs, Georgia 30127

         All such notices or other communications shall be deemed to have been given or received (i) upon receipt if personally delivered, (ii) on the fifth day following post of by registered

United States mail, (iii) when sent by confirmed telecopy, or (iv) on the next business day following deposit with a nationally recognized overnight courier.

         5.3 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Shareholder or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         5.4 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         5.5 References. References herein to Sections are to Sections of this Agreement, unless otherwise expressly provided.

         5.6 Successors and Assigns; Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Shareholder without the prior written consent of the other party. In the event that such prior written consent is obtained and this Agreement is assigned by either party, all covenants contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         5.8 Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Florida without giving effect to the principles of conflict of laws thereof.

         5.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive following the Closing.

         5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         5.11 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.12 Fees and Expenses. Except as provided herein, each party shall pay the fees and expenses of its advisers, accountants and other experts.

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized persons as of the day and year first above written.

                                    STAFF LEASING, INC. d/b/a GEVITY HR



                                    By:
                                        ---------------------------------------
                                        James F. Manning
                                        Chief Executive Officer

                                    SHAREHOLDER



                                    -------------------------------------------
                                    Erik Vonk